NEWS RELEASE
FOR IMMEDIATE RELEASE

Contact:	Paul V. Cusick, Jr. pcusick@century-bank.com

Phone:	781-393-4601

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS FIRST QUARTER RESULTS AND
DECLARES QUARTERLY DIVIDEND
Medford, MA, April 11, 2006—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $1,430,000, or $0.26 per share diluted, for the first quarter ended March 31, 2006, compared to net income of $2,041,000, or $0.37 per share diluted, for the first quarter of 2005. Included in income for 2006 is the previously announced pre-tax gain of $600 thousand from the sale of its rights to future royalty payments for a portion of its Merchant Credit Card customer base.
Net interest income totaled $9.3 million for the quarter ended March 31, 2006, versus $10.5 million for the same period in 2005. The 11.6% decrease in net interest income for the period is mainly due to a decrease of twenty-two basis points in the net interest margin as well as a $59.1 million or 3.7% decrease in average earnings assets.
At March 31, 2006, total equity was $103.3 million compared to $101.7 million at March 31, 2005. Century’s leverage ratio stood at 8.67% on March 31, 2006, compared to 8.17% for the same period a year ago. Book value as of March 31, 2006 was $18.65 per share compared to $18.38 for the same period last year.
Century’s allowance for loan losses was $9.4 million or 1.31% of loans outstanding at the end of the first quarter, compared to $9.3 million, or 1.35% of loans outstanding at December 31, 2005. Non-performing assets totaled $0.2 million at March 31, 2006, compared to $0.9 million at the end of the previous quarter and $1.5 million at March 31, 2005.
Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable May 15, 2006 to stockholders of record on May 1, 2006.
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Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-three full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
(000’s)

	(unaudited)
	March 31,	December 31,
	2006	2005
Assets
Cash and Due From Banks	$46,920	$47,626
Federal Funds Sold and Interest-bearing Deposits In Other Banks	52,002	105,053

Securities Available-For-Sale (AFS)	517,613	532,982

Securities Held-to-Maturity	281,071	286,578

Loans:
Commercial & Industrial	101,803	94,139
Construction & Land Development	71,505	58,846
Commercial Real Estate	305,766	302,279
Residential Real Estate	153,987	146,355
Consumer and Other	10,566	11,316
Home Equity	74,360	76,710

Total Loans	717,987	689,645
Less: Allowance for Loan Losses	9,427	9,340

Net Loans	708,560	680,305

Bank Premises and Equipment	24,631	25,228
Accrued Interest Receivable	7,357	7,127
Goodwill	2,714	2,714
Core Deposit Intangible	2,350	2,447
Other Assets	40,926	38,709

Total Assets	$1,684,144	$1,728,769

Liabilities
Demand Deposits	$283,800	$296,696

Interest Bearing Deposits:
Savings and NOW Deposits	261,620	239,326
Money Market Accounts	307,801	279,245
Time Deposits	314,747	401,773

Total Interest Bearing	884,168	920,344

Total Deposits	1,167,968	1,217,040

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	54,020	50,010
Other Borrowed Funds	303,775	304,722

Total Borrowed Funds	357,795	354,732

Other Liabilities	18,954	17,713
Subordinated Debentures	36,083	36,083

Total Liabilities	1,580,800	1,625,568

Total Stockholders’ Equity	103,344	103,201

Total Liabilities & Stockholders’ Equity	$1,684,144	$1,728,769

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Year-to-date ending
March 31, 2006 and 2005 (000’s)

	Quarter and Year-to-date
	2006	2005
Interest Income:
Loans	$11,935	$9,198
Securities Held-to-Maturity	2,613	3,196
Securities Available-for-Sale	4,609	4,935
Federal Funds Sold and Interest-bearing Deposits In Other Banks	30	323

Total Interest Income	19,187	17,652

Interest Expense:
Savings and NOW Deposits	923	715
Money Market Accounts	1,778	1,711
Time Deposits	3,181	2,057
Securities Sold Under Agreements to Repurchase	415	100
Other Borrowed Funds and Subordinated Debentures	3,563	2,520

Total Interest Expense	9,860	7,103

Net Interest Income	9,327	10,549

Provision For Loan Losses	150	150

Net Interest Income After Provision for Loan Losses	9,177	10,399

Other Operating Income
Service Charges on Deposit Accounts	1,516	1,428
Lockbox Fees	675	709
Brokerage Commissions	48	153
Net (Losses) Gains on Sales of Securities	0	0
Other Income	888	375

Total Other Operating Income	3,127	2,665

Operating Expenses
Salaries	4,711	4,630
Employee Benefits	1,537	1,473
Occupancy	1,045	986
Equipment	735	782
Other	2,137	2,164

Total Operating Expenses	10,165	10,035

Income Before Income Taxes	2,139	3,029

Income Tax Expense Provision for Income Taxes	709	988

Total Income Tax Expense	709	988

Net Income	$1,430	$2,041

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
March 31, 2006 and 2005 (000’s)

	March 31,	March 31,
	2006	2005
Assets
Cash and Due From Banks	$57,737	$55,051
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	3,065	59,797

Securities Available-For-Sale (AFS)	537,674	596,015
Securities Held-to-Maturity	283,949	338,893

Total Loans	702,327	591,377
Less: Allowance for Loan Losses	9,395	9,099

Net Loans	692,932	582,278

Bank Premises and Equipment	25,006	26,375
Accrued Interest Receivable	7,607	7,548
Goodwill	2,714	2,714
Core Deposit Intangible	2,410	2,787
Other Assets	25,560	24,181

Total Assets	$1,638,654	$1,695,639

Liabilities
Demand Deposits	$282,872	$286,497

Interest Bearing Deposits:
Savings and NOW Deposits	276,498	325,364
Money Market Accounts	302,250	426,312
Time Deposits	323,222	285,523

Total Interest Bearing	901,970	1,037,199

Total Deposits	1,184,842	1,323,696

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	52,256	38,560
Federal Home Loan Bank Advances and Other Borrowed Funds	242,941	174,330

Total Borrowed Funds	295,197	212,890

Other Liabilities	18,662	16,308
Subordinated Debentures	36,083	39,047

Total Liabilities	1,534,784	1,591,941

Total Stockholders’ Equity	103,870	103,698

Total Liabilities & Stockholders’ Equity	$1,638,654	$1,695,639

Total Average Earning Assets — QTD	$1,527,015	$1,586,082

Total Average Earning Assets — YTD	$1,527,015	$1,586,082

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
March 31, 2006 and 2005
(dollars in thousands, except share data)

	2006	2005
Performance Measures:

Earnings per average share, basic, quarter	$0.26	$0.37
Earnings per average share, diluted, quarter	$0.26	$0.37
Earnings per average share, basic, year-to-date	$0.26	$0.37
Earnings per average share, diluted, year-to-date	$0.26	$0.37
Return on average assets, year-to-date	0.35%	0.49%
Return on average stockholders’ equity, year-to-date	5.58%	7.98%
Net interest margin (taxable equivalent), quarter	2.44%	2.66%
Net interest margin (taxable equivalent), year-to-date	2.44%	2.66%
Efficiency ratio, year-to-date	81.6%	75.9%
Book value per share	$18.65	$18.38
Tangible book value per share	$17.74	$17.40
Tangible capital/tangible assets	5.85%	5.93%

Common Share Data:
Average shares outstanding, basic, quarter	5,540,523	5,534,651
Average shares outstanding, basic, year-to-date	5,540,523	5,534,651
Average shares outstanding, diluted, quarter	5,546,470	5,543,783
Average shares outstanding, diluted, year-to-date	5,546,470	5,543,783

Shares outstanding Class A	3,483,638	3,435,677
Shares outstanding Class B	2,057,450	2,099,640

Total shares outstanding	5,541,088	5,535,317

Assets Quality and Other Data:

Allowance for loan losses/loans	1.31%	1.51%
Nonaccrual loans	$239	$1,057
Nonperforming assets	$239	$1,539
Loans 90 days past due and still accruing	$0	$0
Net charge-offs (recoveries)	$63	($3)

Leverage ratio	8.67%	8.17%
Tier 1 risk weighted capital ratio	15.43%	16.56%
Total risk weighted capital ratio	16.45%	17.70%
Total risk weighted assets	$922,805	$836,217